Exhibit 32.2
CFO CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Atlantis Plastics, Inc. (the “Company”) for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul G. Saari, Senior Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(1)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul G. Saari
PAUL G. SAARI
Senior Vice President, Finance and Chief
Financial Officer
August 14, 2007

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